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                                                                 EXHIBIT (17)(A)
     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997
                                                       REGISTRATION NOS. 2-99715
                                                                811-4386
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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                    [X]
               Post-Effective Amendment No. 40                               [X]
                                            and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                            [X]
               Amendment No. 41                                              [X]

                          VAN KAMPEN AMERICAN CAPITAL
                                 TAX FREE TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181
                    (Address of Principal Executive Offices)

                                 (630) 684-6000
                        (Registrant's Telephone Number)

                             Ronald A. Nyberg, Esq.
                           Executive Vice President,
                         General Counsel and Secretary,
                       Van Kampen American Capital, Inc.
                               One Parkview Plaza
                           Oakbrook Terrace, IL 60181
                    (Name and Address of Agent for Service)

                                   Copies to:
                             Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                            ------------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)

          [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

          [X] ON APRIL 30, 1997 PURSUANT TO PARAGRAPH (B)

          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                       DECLARATION PURSUANT TO RULE 24F-2

     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24F-2 FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1997 ON OR ABOUT MARCH 30, 1998
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